FOR RELEASE ON: February 5, 2025

CONTACT:    Robert Barry
VP - Investor Relations
        608-361-7530
        robert.barry@regalrexnord.com

REGAL REXNORD REPORTS FOURTH QUARTER 2024 FINANCIAL RESULTS

MILWAUKEE, WI - Regal Rexnord Corporation (NYSE: RRX)

4Q Highlights
•Diluted EPS Of $0.62; Adjusted Diluted EPS* Of $2.34, Up 2.6% Versus PY
•Paid Down $205 Million Of Gross Debt In 4Q. Net Debt/Adjusted EBITDA (Including Synergies)* Of ~3.6x
•Cash From Operating Activities Of $213.2 Million; Adjusted Free Cash Flow* Of $185.3 Million, Up 8.4% Versus PY
•4Q Daily Orders Up 4.4% Versus PY
•Sales Of $1,461.1 Million, Down 9.1% Versus PY, Down 1.4% On An Organic* Basis
•Gross Margin Of 34.9%; Adjusted Gross Margin* Of 37.1%, Up 60 Basis Points Versus PY**
•GAAP Net Income Of $42.0 Million Versus PY GAAP Net Income Of $56.6 Million
•Adjusted EBITDA* Of $317.6 Million Versus PY Of $335.6 Million**
•Adjusted EBITDA Margin* Of 21.7%, Down 80 Basis Points Versus PY** On Lower Volume
•Synergies Of $23 Million, Exceeding Plan
•Announced Strategic Partnership With Honeywell To Collaborate On Electric Aircraft (eVTOL)

Full Year 2024 Highlights
•Delivered $101 Million Of Synergies, Exceeding Target By $11 Million
•Gross Margin Of 36.3%; Adjusted Gross Margin Of 37.8%, Up 210 Basis Points Versus PY**
•GAAP Net Income Of $198.4 Million Versus PY GAAP Net Loss Of ($54.3) Million
•Achieved Annual Adjusted EBITDA Margin Of 22.1%**
•Paid Down $938 Million Of Gross Debt, Exceeding Target
•Ranked 14th On Barron's List Of The 100 Most Sustainable U.S. Companies

Full Year 2025 Guidance
Introducing guidance for 2025 GAAP Diluted Earnings per Share in a range of $4.42 to $5.22 and for Adjusted Diluted Earnings per Share in a range of $9.60 to $10.40.

CEO Louis Pinkham commented, “In the fourth quarter, our team continued to make good progress on our many growth, margin, and debt reduction initiatives, despite weaker-than-expected end markets. Most notably, our IPS segment continued to leverage its unrivaled scale and scope to achieve solid outgrowth and healthy margin gains, with adjusted EBITDA margins up two points versus prior year, to 26.0%. Our PES segment also continued to make solid progress ramping capacity in Resi HVAC, with that vertical growing low-20s. Our AMC segment met its sales commitment, despite continued discrete automation weakness. During the quarter, we also surpassed our annual $90 million synergy target by $11 million, helping us achieve a fourth quarter adjusted gross margin of 37.1%, up 60 basis points versus prior year."

"What disappointed us in the quarter was a weaker top line and to a lesser extent softer mix, which also caused us to fall short of our margin targets. Most notably, general industrial and machinery/off-highway markets were weaker than expected, particularly in December when we experienced sizable, last minute customer push-outs. Encouragingly, the enterprise is showing further signs of inflection. Fourth quarter daily order growth improved to 4.4% compared to the prior year period, with all segments contributing, and our AMC segment orders were up almost 9%, which makes us more optimistic about our growth prospects in 2025, particularly in the back half."

*Non-GAAP Financial Measurement, See Appendix for Reconciliation
**Excludes results of the Industrial Systems operating segment, as the industrial motors and generators businesses that comprised a majority of this operating segment were divested effective April 30, 2024.

"Regarding 2024, it continued to be a year of transformation, as we further evolved the portfolio through the divestiture of the Industrial Systems business, which along with our synergies helped us achieve a record adjusted gross margin of 37.8%, a year-over-year improvement of 210 basis points. And we remain on track to achieve a 40% adjusted gross margin exiting 2025. I am also extremely pleased that we were able to pay down $938 million of gross debt in the year, exceeding our targeted reduction."

Mr. Pinkham concluded, “We are starting the year managing a number of uncertainties, with some of our key markets still under pressure, headwinds around currency, and unknowns related to potential tariffs and other regulatory changes. However, the combination of improving orders, green shoots in some key end markets, plus our significant self-help opportunities on growth, margins, free cash flow, and debt reduction, including ample remaining cost and sales synergies, makes us cautiously optimistic about 2025."

Segment Performance

Segment results for the fourth quarter of this year versus the fourth quarter of the prior year are summarized below:

•Automation & Motion Control net sales were $409.8 million, a decrease of 2.6%, or a decrease of 2.3% on an organic basis, slightly ahead of our expectations. Results reflect particular strength in the food & beverage and aerospace & defense markets, net of weakness in general industrial, and discrete automation. Adjusted EBITDA margin was 21.6% of net sales.

•Industrial Powertrain Solutions net sales were $635.0 million, a decrease of 2.3%, or a decrease of 1.9% on an organic basis. Results reflect particular strength in energy, aerospace & defense, and marine markets, plus benefits from cross-selling synergies, net of weakness in machinery/off-highway, general industrial, and metals & mining markets. Adjusted EBITDA margin was 26.0% of net sales.

•Power Efficiency Solutions net sales were $416.3 million, a decrease of 0.4%, or an increase of 0.2% on an organic basis. The results reflect strength in residential HVAC and pool markets, net of weakness in the general commercial and non-U.S. commercial HVAC markets. Adjusted EBITDA margin was 15.3% of net sales.

Conference Call

Regal Rexnord will hold a conference call to discuss this earnings release at 9:00 AM CT (10:00 AM ET) on Thursday, February 6, 2025. To listen to the live audio and view the presentation during the call, please visit Regal Rexnord’s Investor website: https://investors.regalrexnord.com. To listen by phone or to ask the presenters a question, dial 1.877.264.6786 (U.S. callers) or +1.412.317.5177 (international callers) and enter 0181051# when prompted.

A webcast replay will be available at the link above, and a telephone replay will be available at 1.877.344.7529 (U.S. callers) or +1.412.317.0088 (international callers), using a replay access code of 7318144#. Both replays will be accessible for three months after the earnings call.

Supplemental Materials

Supplemental materials and additional information for the quarter ended December 31, 2024, will be accessible before the conference call on February 6, 2025 on Regal Rexnord’s Investor website: https://investors.regalrexnord.com. The Company intends to disseminate important information about the Company to its investors on the Investors section of its website: https://investors.regalrexnord.com. Investors are advised to look at Regal Rexnord’s website for future important information about the Company. The content of the Company’s website is not incorporated by reference into this document or any other report or document Regal Rexnord files with the Securities and Exchange Commission (“SEC”).

About Regal Rexnord

Regal Rexnord’s 30,000 associates around the world help create a better tomorrow by providing sustainable solutions that power, transmit and control motion. The Company’s electric motors and air moving subsystems provide the power to create motion. A portfolio of highly engineered power transmission components and subsystems efficiently transmits motion to power industrial applications. The Company’s automation offering, comprised of controllers, drives, precision motors, and actuators, controls motion in applications ranging from factory automation to precision tools used in surgical applications.

The Company’s end markets benefit from meaningful secular demand tailwinds, and include factory automation, food & beverage, aerospace, medical, data center, warehouse, alternative energy, residential and commercial buildings, general industrial, construction, metals and mining, and agriculture.

Regal Rexnord is comprised of three operating segments: Industrial Powertrain Solutions, Power Efficiency Solutions, and Automation & Motion Control. Regal Rexnord is headquartered in Milwaukee, Wisconsin and has manufacturing, sales and service facilities worldwide. For more information, including a copy of our Sustainability Report, visit RegalRexnord.com.

Forward Looking Statements

All statements in this communication, other than those relating to historical facts, are "forward-looking statements." Forward-looking statements can generally be identified by their use of terms such as “anticipate,” “believe,” “confident,” “estimate,” “expect,” “intend,” “plan,” “may,” “will,” “project,” “forecast,” “would,” “could,” “should,” and similar expressions, including references to assumptions. Forward-looking statements are not guarantees of future performance and are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from such statements. Forward-looking statements include, but are not limited to, statements about expected market or macroeconomic trends, future strategic plans and future financial and operating results. Important factors that could cause actual results to differ materially from those presented or implied in the forward-looking statements in this communication include, without limitation: the possibility that the Company may be unable to achieve expected benefits, synergies and operating efficiencies in connection with the sale of the Industrial Motors and Generators businesses, the acquisition of Altra Industrial Motion Corp. ("Altra Transaction"), and the merger with the Rexnord Process & Motion Control business (the “Rexnord PMC business”) within the expected time-frames or at all and to successfully integrate Altra Industrial Motion Corp. ("Altra") and the Rexnord PMC business; the Company's substantial indebtedness as a result of the Altra Transaction and the effects of such indebtedness on the Company's financial flexibility; the Company's ability to achieve its objectives on reducing its indebtedness on the desired timeline; dependence on key suppliers and the potential effects of supply disruptions; fluctuations in commodity prices and raw material costs; any unforeseen changes to or the effects on liabilities, future capital expenditures, revenue, expenses, synergies, indebtedness, financial condition, losses and future prospects; unanticipated operating costs, customer loss and business disruption or the Company's inability to forecast customer needs; the Company's ability to retain key executives and employees; uncertainties regarding our ability to execute restructuring plans within expected costs and timing; challenges to the tax treatment that was elected with respect to the merger with the Rexnord PMC business and related transactions; actions taken by competitors and their ability to effectively compete in the increasingly competitive global industries and markets; our ability to develop new products based on technological innovation, such as the Internet of Things and artificial intelligence, and marketplace acceptance of new and existing products; dependence on significant customers and distributors; risks associated with climate change, including unexpected weather events in markets in which we do business, and uncertainty regarding our ability to deliver on our sustainability commitments and/or to meet related investor, customer and other third party expectations relating to our sustainability efforts; changes to and uncertainty in trade policy, including proposed tariffs on imports into the US from Canada, Mexico and China, or tariff and import/export regulations or other trade restrictions imposed by the US or other governments; risks associated with global manufacturing, including risks associated with public health crises and political, societal or economic instability, including instability caused by ongoing geopolitical conflicts; issues and costs arising from the integration of acquired companies and businesses; prolonged declines in one or more markets, including disruptions caused by labor disputes or other labor activities, natural disasters, terrorism, acts of war, international conflicts, pandemics and political and government actions; risks associated with excess or obsolete inventory charges including related write-offs or write-downs; economic changes in global markets, such as reduced demand for products, currency exchange rates, inflation rates, interest rates, recession, government policies, including policy changes affecting taxation, trade, tariffs, import/export regulations, immigration, customs, border actions and the like, and other external factors that the Company cannot control; product liability, asbestos and other litigation, or claims by end users, government agencies or others that products or customers’ applications failed to perform as anticipated; unanticipated liabilities of acquired businesses; unanticipated adverse effects or liabilities from business exits or divestitures; the Company's ability to identify and execute on future M&A opportunities, including significant M&A transactions; the impact of any such M&A transactions on the Company's results, operations and financial condition, including the impact from costs to execute and finance any such transactions; unanticipated costs or expenses that may be incurred related to product warranty issues; infringement of intellectual property by third parties, challenges to intellectual property, and claims of infringement on third party technologies; risks related to foreign currency fluctuations or changes in global commodity prices or interest rates;effects on earnings of any significant impairment of goodwill; losses from failures, breaches, attacks or disclosures involving information technology infrastructure and data; costs and unanticipated liabilities arising from rapidly evolving laws and regulations, including data privacy laws, labor and employment laws, environmental laws and regulations, and tax laws and regulation; and other factors that can be found in our filings with the SEC, including our most recent periodic reports filed on Form 10-K and Form 10-Q, which are available on our Investor Relations website. Forward-looking statements are given only as of the date of this communication and we disclaim any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Non-GAAP Measures
(Unaudited)
(Dollars in Millions, Except per Share Data)

We prepare our financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We also periodically disclose certain financial measures in our quarterly earnings releases, on investor conference calls, and in investor presentations and similar events that may be considered “non-GAAP” financial measures. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in accordance with GAAP.

In this release, we disclose the following non-GAAP financial measures, and we reconcile these measures in the tables below to the most directly comparable GAAP financial measures: adjusted diluted earnings per share, adjusted income from operations, adjusted operating margin, adjusted net sales, net sales excluding Industrial, adjusted gross margin, adjusted gross margin excluding Industrial, net debt, EBITDA, adjusted EBITDA, adjusted EBITDA excluding Industrial, adjusted EBITDA (including synergies), interest coverage ratio, interest coverage ratio (including synergies), adjusted EBITDA margin, adjusted EBITDA margin excluding Industrial, gross debt/adjusted EBITDA, net debt/adjusted EBITDA, net debt/adjusted EBITDA (including synergies), adjusted cash flows from operations, adjusted free cash flow, adjusted income before taxes, adjusted provision for income taxes, and adjusted effective tax rate. We believe that these non-GAAP financial measures are useful measures for providing investors with additional information regarding our results of operations and for helping investors understand and compare our operating results across accounting periods and compared to our peers. Our management primarily uses adjusted income from operations and adjusted operating margin to help us manage and evaluate our business and make operating decisions, while the other non-GAAP measures disclosed are primarily used to help us evaluate our business and forecast our future results. Accordingly, we believe disclosing and reconciling each of these measures helps investors evaluate our business in the same manner as management. This release also includes non-GAAP forward-looking information. The Company believes that a quantitative reconciliation of this forward-looking information to the most comparable financial measure calculated and presented in accordance with GAAP cannot be made available without unreasonable efforts. A reconciliation of this non-GAAP financial measure would require the Company to predict the timing and likelihood of future restructurings and other charges. Neither these forward-looking measures, nor their probable significance, can be quantified with a reasonable degree of accuracy. Accordingly, a reconciliation of the most directly comparable forward-looking GAAP measure is not provided.

In addition to these non-GAAP measures, we use the term “organic sales growth” to refer to the increase in our sales between periods that is attributable to organic sales. “Organic sales” refers to GAAP sales from existing operations excluding any sales from acquired businesses recorded prior to the first anniversary of the acquisition and excluding any sales from business divested/to be exited recorded prior to the first anniversary of the exit and excluding the impact of foreign currency translation. The impact of foreign currency translation is determined by translating the respective period’s organic sales using the currency exchange rates that were in effect during the prior year periods.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)
Unaudited
(Dollars in Millions, Except per Share Data)

	Three Months Ended		Year Ended
	Dec 31, 2024	Dec 31, 2023	Dec 31, 2024	Dec 31, 2023
Net Sales	$1,461.1	$1,608.2	$6,033.8	$6,250.7
Cost of Sales	950.5	1,045.0	3,842.8	4,183.4
Gross Profit	510.6	563.2	2,191.0	2,067.3
Operating Expenses	375.8	409.5	1,548.5	1,537.4
Goodwill Impairment	—	—	—	57.3
Asset Impairments	2.5	1.7	4.0	7.8
Loss (Gain) on Sale of Businesses	4.2	(25.0)	8.5	87.7
Total Operating Expenses	382.5	386.2	1,561.0	1,690.2
Income from Operations	128.1	177.0	630.0	377.1
Interest Expense	94.6	107.7	399.7	431.0
Interest Income	(5.6)	(3.1)	(18.8)	(43.6)
Other Expense (Income), Net	0.7	(2.0)	1.1	(8.7)
Income (Loss) before Taxes	38.4	74.4	248.0	(1.6)
(Benefit) Provision for Income Taxes	(3.6)	17.8	49.6	52.7
Net Income (Loss)	42.0	56.6	198.4	(54.3)
Less: Net Income Attributable to Noncontrolling Interests	0.8	0.7	2.2	3.1
Net Income (Loss) Attributable to Regal Rexnord Corporation	$41.2	$55.9	$196.2	$(57.4)
Earnings (Loss) Per Share Attributable to Regal Rexnord Corporation:
Basic	$0.62	$0.84	$2.96	$(0.87)
Assuming Dilution	$0.62	$0.84	$2.94	$(0.87)
Cash Dividends Declared Per Share	$0.35	$0.35	$1.40	$1.40
Weighted Average Number of Shares Outstanding:
Basic	66.2	66.3	66.4	66.3
Assuming Dilution	66.6	66.7	66.7	66.3

CONDENSED CONSOLIDATED BALANCE SHEETS
Unaudited
(Dollars in Millions)
	Dec 31, 2024	Dec 31, 2023
ASSETS
Current Assets:
Cash and Cash Equivalents	$393.5	$574.0
Trade Receivables, Less Allowances of $29.9 Million in 2024 and $30.3 Million in 2023	842.8	921.6
Inventories	1,227.5	1,274.2
Prepaid Expenses and Other Current Assets	267.9	245.6
Assets Held for Sale	19.6	368.6
Total Current Assets	2,751.3	3,384.0
Net Property, Plant and Equipment	921.0	1,041.2
Operating Lease Assets	141.3	172.8
Goodwill	6,458.9	6,553.1
Intangible Assets, Net of Amortization	3,664.5	4,083.4
Deferred Income Tax Benefits	30.0	33.8
Other Noncurrent Assets	66.7	69.0
Noncurrent Assets Held for Sale	—	94.1
Total Assets	$14,033.7	$15,431.4

LIABILITIES AND EQUITY
Current Liabilities:
Accounts Payable	$542.8	$549.4
Dividends Payable	23.2	23.2
Accrued Compensation and Employee Benefits	191.3	198.7
Accrued Interest	84.0	85.1
Other Accrued Expenses	333.8	325.2
Current Operating Lease Liabilities	35.6	37.2
Current Maturities of Long-Term Debt	5.0	3.9
Liabilities Held for Sale	—	103.7
Total Current Liabilities	1,215.7	1,326.4
Long-Term Debt	5,452.7	6,377.0
Deferred Income Taxes	815.5	1,012.7
Pension and Other Post Retirement Benefits	109.5	120.4
Noncurrent Operating Lease Liabilities	114.1	132.2
Other Noncurrent Liabilities	59.0	77.2
Noncurrent Liabilities Held for Sale	—	20.4
Equity:
Regal Rexnord Corporation Shareholders' Equity:
Common Stock, $0.01 Par Value, 150.0 Million Shares Authorized, 66.3 Million Shares Issued and Outstanding at December 31, 2024 and 2023	0.7	0.7
Additional Paid-In Capital	4,658.0	4,646.2
Retained Earnings	2,043.8	1,979.8
Accumulated Other Comprehensive Loss	(442.7)	(282.4)
Total Regal Rexnord Corporation Shareholders' Equity	6,259.8	6,344.3
Noncontrolling Interests	7.4	20.8
Total Equity	6,267.2	6,365.1
Total Liabilities and Equity	$14,033.7	$15,431.4

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW
Unaudited
(Dollars in Millions)
	Three Months Ended		Year Ended
	Dec 31, 2024	Dec 31, 2023	Dec 31, 2024	Dec 31, 2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income (Loss)	$42.0	$56.6	$198.4	$(54.3)
Adjustments to Reconcile Net Income (Loss) to Net Cash Provided by Operating Activities (Net of Acquisitions and Divestitures):
Depreciation	42.7	53.3	165.3	185.0
Amortization	86.5	85.1	346.5	307.8
Goodwill Impairment	—	—	—	57.3
Asset Impairments	2.5	1.7	4.0	7.8
Loss (Gain) on Sale of Businesses	4.2	(25.0)	8.5	87.7
Noncash Lease Expense	10.5	11.3	43.5	42.9
Share-Based Compensation Expense	7.9	9.1	34.8	58.2
Financing Fee Expense	3.7	3.0	13.1	32.8
Benefit from Deferred Income Taxes	(63.3)	(25.9)	(152.3)	(115.3)
Gain on Sale of Assets	(2.3)	0.0	(3.1)	(0.6)
Other Non-Cash Changes	1.6	3.4	8.9	9.6
Change in Operating Assets and Liabilities, Net of Acquisitions and Divestitures
Receivables	(4.3)	22.5	23.0	51.7
Inventories	78.2	55.9	23.9	262.6
Accounts Payable	(1.1)	(51.4)	(0.4)	(70.1)
Other Assets and Liabilities	4.4	1.7	(104.7)	(147.8)
Net Cash Provided by Operating Activities	213.2	201.3	609.4	715.3
CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to Property, Plant and Equipment	(29.3)	(30.4)	(109.5)	(119.1)
Business Acquisitions, Net of Cash Acquired	—	—	—	(4,870.2)
Proceeds Received from Sales of Property, Plant and Equipment	3.6	—	4.9	6.3
Proceeds Received from Sale of Businesses, Net of Cash Transferred	5.2	—	380.0	—
Net Cash (Used in) Provided by Investing Activities	(20.5)	(30.4)	275.4	(4,983.0)
CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings Under Revolving Credit Facility	310.5	492.8	1,626.7	2,294.1
Repayments Under Revolving Credit Facility	(304.3)	(411.2)	(1,684.8)	(2,625.0)
Proceeds from Short-Term Borrowings	—	23.3	—	58.0
Repayments of Short-Term Borrowings	—	(23.0)	—	(61.2)
Proceeds from Long-Term Borrowings	—	—	—	5,532.9
Repayments of Long-Term Borrowings	(211.8)	(201.6)	(880.2)	(826.3)
Dividends Paid to Shareholders	(23.1)	(23.2)	(93.0)	(92.8)
Proceeds from the Exercise of Stock Options	0.8	0.2	4.9	3.3
Shares Surrendered for Taxes	(3.4)	(0.6)	(15.8)	(12.1)
Financing Fees Paid	(0.3)	—	(0.3)	(51.1)
Repurchase of Common Stock	—	—	(50.0)	—
Distributions to Noncontrolling Interests	(3.3)	(7.8)	(3.3)	(16.2)
Net Cash (Used in) Provided by Financing Activities	(234.9)	(151.1)	(1,095.8)	4,203.6
EFFECT OF EXCHANGE RATES ON CASH and CASH EQUIVALENTS	(24.7)	16.7	(30.8)	10.9
Net (Decrease) Increase in Cash and Cash Equivalents	(66.9)	36.5	(241.8)	(53.2)
Cash and Cash Equivalents at Beginning of Period	460.4	598.8	635.3	688.5
Cash and Cash Equivalents at End of Period (a)	$393.5	$635.3	$393.5	$635.3

(a) Includes cash and cash equivalents in Assets Held for Sale of $61.3 Million at December 31, 2023.

SEGMENT INFORMATION
Unaudited
(Dollars in Millions)
	Three Months Ended
	Industrial Powertrain Solutions		Power Efficiency Solutions		Automation & Motion Control		Industrial Systems		Total Regal Rexnord
	Dec 31, 2024	Dec 31, 2023	Dec 31, 2024	Dec 31, 2023	Dec 31, 2024	Dec 31, 2023	Dec 31, 2024	Dec 31, 2023	Dec 31, 2024	Dec 31, 2023
Net Sales	$635.0	$649.7	$416.3	$418.0	$409.8	$420.7	$—	$119.8	$1,461.1	$1,608.2

GAAP Operating Margin	10.4%	7.1%	7.3%	11.3%	7.7%	12.5%	—%	25.9%	8.8%	11.0%
Adjusted Operating Margin*	14.9%	12.2%	12.1%	14.9%	9.2%	13.7%	—%	8.3%	12.5%	13.0%
Adjusted EBITDA Margin %	26.0%	24.0%	15.3%	18.1%	21.6%	24.8%	—%	9.1%	21.7%	21.5%

Components of Net Sales:
Organic Sales Growth	(1.9)%	(1.1)%	0.2%	(16.0)%	(2.3)%	(0.1)%	—%	(12.0)%	(1.4)%	(8.1)%
Acquisitions	—%	57.9%	—%	—%	—%	108.0%	—%	—%	—%	36.7%
Foreign Currency Impact	(0.4)%	0.8%	(0.1)%	0.4%	(0.3)%	1.1%	—%	0.3%	(0.3)%	0.6%

	Year Ended
	Industrial Powertrain Solutions		Power Efficiency Solutions		Automation & Motion Control		Industrial Systems		Total Regal Rexnord
	Dec 31, 2024	Dec 31, 2023	Dec 31, 2024	Dec 31, 2023	Dec 31, 2024	Dec 31, 2023	Dec 31, 2024	Dec 31, 2023	Dec 31, 2024	Dec 31, 2023
Net Sales	$2,598.1	$2,403.5	$1,644.1	$1,808.9	$1,633.8	$1,516.8	$157.8	$521.5	$6,033.8	$6,250.7

GAAP Operating Margin	12.4%	6.3%	9.9%	12.0%	8.8%	9.2%	0.2%	(25.1)%	10.4%	6.0%
Adjusted Operating Margin	14.8%	12.0%	12.4%	14.3%	10.1%	12.8%	7.0%	5.0%	12.7%	12.3%
Adjusted EBITDA Margin %	26.1%	24.2%	15.7%	17.5%	22.1%	24.5%	8.3%	7.5%	21.7%	20.9%

Components of Net Sales:
Organic Sales Growth	(1.7)%	(1.9)%	(8.8)%	(18.4)%	(5.1)%	5.9%	(11.0)%	(4.3)%	(5.0)%	(8.0)%
Acquisitions	10.1%	46.1%	—%	—%	13.1%	90.8%	—%	—%	7.5%	28.2%
Foreign Currency Impact	(0.3)%	—%	(0.2)%	(0.4)%	(0.3)%	(0.3)%	(0.7)%	(1.2)%	(0.3)%	(0.3)%
.

ADJUSTED DILUTED EARNINGS PER SHARE
Unaudited

	Three Months Ended		Year Ended
	Dec 31, 2024	Dec 31, 2023	Dec 31, 2024	Dec 31, 2023
GAAP Diluted Earnings (Loss) Per Share	$0.62	$0.84	$2.94	$(0.87)
Intangible Amortization	0.98	0.96	3.92	3.49
Restructuring and Related Costs (a)	0.44	0.50	1.05	0.96
Transaction and Integration Related Costs (b)	0.14	0.05	0.38	1.65
Share-Based Compensation Expense (c)	0.11	0.08	0.45	0.72
Loss (Gain) on Sale of Businesses (d)	0.06	(0.38)	0.13	1.31
Impairments and Exit Related Costs	0.03	0.04	0.04	0.11
Inventory and Operating Lease Asset Step Up	—	0.01	0.01	0.62
Goodwill Impairment	—	—	—	0.86
Gain on Sale of Assets	(0.02)	—	(0.03)	—
Discrete Tax Items (e)	(0.02)	0.18	0.23	0.30
Adjusted Diluted Earnings Per Share	2.34	2.28	9.12	9.15

(a)	Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges.
(b)	For 2024, primarily relates to (1) legal, professional service, rebranding and IT carve-out costs associated with the sale of the industrial motors and generators businesses and (2) legal, professional service and integration costs associated with the Altra Transaction. For 2023, primarily relates to (1) legal, professional service, severance, certain other employee compensation and financing costs and incremental net interest expense on new debt associated with the Altra Transaction and (2) legal and professional service costs associated with the sale of the industrial motors and generators businesses.
(c)	Includes the impact related to the accelerated vesting of awards for certain former Altra employees in the first quarter 2023.
(d)	Primarily reflects the loss related to the sale of the industrial motors and generators businesses.
(e)	Primarily relates to capital gains taxes and deferred income tax remeasurement related to the industrial motors and generators sale for the year ended December 31, 2024.

2025 ADJUSTED ANNUAL GUIDANCE
Unaudited

	Minimum	Maximum
2025 GAAP Diluted EPS Annual Guidance	$4.42	$5.22
Intangible Amortization	3.84	3.84
Restructuring and Related Costs (a)	0.56	0.56
Share-Based Compensation Expense	0.50	0.50
Transaction and Separation Related Costs (b)	0.28	0.28
2025 Adjusted Diluted EPS Annual Guidance	$9.60	$10.40

(a)	Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges.
(b)	Primarily relates to integration costs associated with the Altra Transaction and IT carve-out costs associated with the sale of the industrial motors and generators businesses.

ADJUSTED EBITDA
Unaudited
(Dollars in Millions)
	Three Months Ended
	Industrial Powertrain Solutions		Power Efficiency Solutions		Automation & Motion Control		Industrial Systems		Total Regal Rexnord
	Dec 31, 2024	Dec 31, 2023	Dec 31, 2024	Dec 31, 2023	Dec 31, 2024	Dec 31, 2023	Dec 31, 2024	Dec 31, 2023	Dec 31, 2024	Dec 31, 2023
GAAP Income from Operations	$66.3	$46.3	$30.4	$47.2	$31.4	$52.5	$—	$31.0	$128.1	$177.0
Restructuring and Related Costs (a)	20.2	24.6	14.6	14.4	3.0	3.9	—	1.5	37.8	44.4
Inventory and Operating Lease Asset Step Up	—	1.8	—	—	—	(0.2)	—	—	—	1.6
Impairments and Exit Related Costs	0.9	2.7	0.9	—	0.7	0.8	—	—	2.5	3.5
Loss (Gain) on Sale of Businesses (b)	1.7	—	1.4	—	1.1	—	—	(25.0)	4.2	(25.0)
Gain on Sale of Assets	(1.2)	—	(0.3)	—	(0.8)	—	—	—	(2.3)	—
Transaction and Integration Related Costs (c)	6.8	3.6	3.5	0.5	2.2	0.8	—	2.4	12.5	7.3
Adjusted Income from Operations	$94.7	$79.0	$50.5	$62.1	$37.6	$57.8	$—	$9.9	$182.8	$208.8

Amortization	$50.4	$49.4	$1.5	$2.0	$34.6	$33.4	$—	$0.3	$86.5	$85.1
Depreciation	19.5	22.1	9.6	8.0	12.0	11.4	—	—	41.1	41.5
Share-Based Compensation Expense	1.6	4.4	2.2	2.8	4.1	1.3	—	0.6	7.9	9.1
Other (Expense) Income, Net	(0.9)	0.8	—	0.6	0.2	0.5	—	0.1	(0.7)	2.0
Adjusted EBITDA (d)	$165.3	$155.7	$63.8	$75.5	$88.5	$104.4	$—	$10.9	$317.6	$346.5

GAAP Operating Margin %	10.4%	7.1%	7.3%	11.3%	7.7%	12.5%	—%	25.9%	8.8%	11.0%
Adjusted Operating Margin %	14.9%	12.2%	12.1%	14.9%	9.2%	13.7%	—%	8.3%	12.5%	13.0%
Adjusted EBITDA Margin %	26.0%	24.0%	15.3%	18.1%	21.6%	24.8%	—%	9.1%	21.7%	21.5%

(a)	Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges.
(b)	Primarily reflects the loss (gain) related to the sale of the industrial motors and generators businesses.
(c)	For 2024, primarily relates to (1) rebranding and IT carve-out costs associated with the sale of the industrial motors and generators businesses and (2) integration costs associated with the Altra Transaction. For 2023, primarily relates to (1) legal, professional service, and certain other employee compensation costs associated with the Altra Transaction and (2) legal and professional service costs associated with the sale of the industrial motors and generators businesses.
(d)	Adjusted EBITDA and Adjusted EBITDA Margin % Excluding Industrial for the three months ended December 2023 is calculated as follows:
		Dec 31, 2023
	Total Regal Rexnord Adjusted EBITDA	346.5
	Less: Industrial Systems Adjusted EBITDA	10.9
	Adjusted EBITDA excluding Industrial Systems	335.6

	Total Regal Rexnord Net Sales	1,608.2
	Less: Industrial Systems Net Sales	119.8
	Net Sales excluding Industrial Systems	1,488.4

	Adjusted EBITDA Margin % excluding Industrial Systems	22.5%

	Year Ended
	Industrial Powertrain Solutions		Power and Efficiency Solutions		Automation & Motion Control		Industrial Systems		Total Regal Rexnord
	Dec 31, 2024	Dec 31, 2023	Dec 31, 2024	Dec 31, 2023	Dec 31, 2024	Dec 31, 2023	Dec 31, 2024	Dec 31, 2023	Dec 31, 2024	Dec 31, 2023
GAAP Income (Loss) from Operations	$322.7	$151.8	$162.6	$217.4	$144.4	$139.0	$0.3	$(131.1)	$630.0	$377.1
Restructuring and Related Costs (a)	40.5	34.7	33.2	38.5	14.8	8.9	3.1	2.3	91.6	84.4
Inventory and Operating Lease Asset Step Up	0.9	40.5	—	—	—	14.0	—	—	0.9	54.5
Impairments and Exit Related Costs	1.1	4.3	1.1	1.5	1.8	3.4	—	0.4	4.0	9.6
Loss on Sale of Businesses (b)	1.7	—	1.4	—	1.1	—	4.3	87.7	8.5	87.7
Goodwill Impairment	—	—	—	—	—	—	—	57.3	—	57.3
Gain on Sale of Assets	(1.2)	—	(0.3)	—	(1.6)	(0.6)	—	—	(3.1)	(0.6)
Transaction and Integration Related Costs (c)	19.3	56.9	6.5	0.5	4.5	30.0	3.4	9.3	33.7	96.7
Adjusted Income from Operations	$385.0	$288.2	$204.5	$257.9	$165.0	$194.7	$11.1	$25.9	$765.6	$766.7

Amortization	$201.5	$181.4	$7.7	$8.3	$137.1	$117.2	$0.2	$0.9	$346.5	$307.8
Depreciation	79.1	78.4	37.7	37.1	47.2	41.0	0.4	9.2	164.4	165.7
Share-Based Compensation Expense (d)	14.2	29.4	7.8	10.5	11.4	16.0	1.4	2.3	34.8	58.2
Other (Expense) Income, Net	(1.1)	3.3	(0.1)	2.6	0.1	2.1	—	0.7	(1.1)	8.7
Adjusted EBITDA (e)	$678.7	$580.7	$257.6	$316.4	$360.8	$371.0	$13.1	$39.0	$1,310.2	$1,307.1

GAAP Operating Margin %	12.4%	6.3%	9.9%	12.0%	8.8%	9.2%	0.2%	(25.1)%	10.4%	6.0%
Adjusted Operating Margin %	14.8%	12.0%	12.4%	14.3%	10.1%	12.8%	7.0%	5.0%	12.7%	12.3%
Adjusted EBITDA Margin %	26.1%	24.2%	15.7%	17.5%	22.1%	24.5%	8.3%	7.5%	21.7%	20.9%

(a)	Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges.
(b)	Primarily reflects the loss related to the sale of the industrial motors and generators businesses.
(c)	For 2024, primarily relates to (1) legal, professional service, rebranding and IT carve-out costs associated with the sale of the industrial motors and generators businesses and (2) legal, professional service and integration costs associated with the Altra Transaction. For 2023, primarily relates to (1) legal, professional service, and certain other employee compensation costs associated with the Altra Transaction and (2) legal and professional service costs associated with the sale of the industrial motors and generators businesses.
(d)	Includes the impact related to the accelerated vesting of awards for certain former Altra employees in the first quarter 2023.
(e)	Adjusted EBITDA and Adjusted EBITDA Margin % Excluding Industrial for the year ended December 2024 is calculated as follows:
		Dec 31, 2024
	Total Regal Rexnord Adjusted EBITDA	1,310.2
	Less: Industrial Systems Adjusted EBITDA	13.1
	Adjusted EBITDA excluding Industrial Systems	1,297.1

	Total Regal Rexnord Net Sales	6,033.8
	Less: Industrial Systems Net Sales	157.8
	Net Sales excluding Industrial Systems	5,876.0

	Adjusted EBITDA Margin % excluding Industrial Systems	22.1%

NET INCOME TO ADJUSTED EBITDA
Unaudited
(Dollars in Millions)
	Three Months Ended		Year Ended
	Dec 31, 2024	Dec 31, 2023	Dec 31, 2024	Dec 31, 2023
Net Income (Loss)	$42.0	$56.6	$198.4	$(54.3)
Plus: Income Taxes	(3.6)	17.8	49.6	52.7
Plus: Interest Expense	94.6	107.7	399.7	431.0
Less: Interest Income	(5.6)	(3.1)	(18.8)	(43.6)
Plus: Depreciation	41.1	41.5	164.4	165.7
Plus: Amortization	86.5	85.1	346.5	307.8
EBITDA	255.0	305.6	1,139.8	859.3
Plus: Restructuring and Related Costs (a)	37.8	44.4	91.6	84.4
Plus: Transaction and Integration Related Costs (b)	12.5	7.3	33.7	96.7
Plus: Share-Based Compensation Expense (c)	7.9	9.1	34.8	58.2
Plus: Loss (Gain) on Sale of Businesses (d)	4.2	(25.0)	8.5	87.7
Plus: Impairments and Exit Related Costs	2.5	3.5	4.0	9.6
Plus: Inventory and Operating Lease Asset Step Up	—	1.6	0.9	54.5
Plus: Goodwill Impairment	—	—	—	57.3
Less: Gain on Sale of Assets	(2.3)	—	(3.1)	(0.6)
Adjusted EBITDA	$317.6	$346.5	$1,310.2	$1,307.1

(a)	Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges.
(b)	For 2024, primarily relates to (1) legal, professional service, rebranding and IT carve-out costs associated with the sale of the industrial motors and generators businesses and (2) legal, professional service and integration costs associated with the Altra Transaction. For 2023, primarily relates to (1) legal, professional service, and certain other employee compensation costs associated with the Altra Transaction and (2) legal and professional service costs associated with the sale of the industrial motors and generators businesses.
(c)	Includes the impact related to the accelerated vesting of awards for certain former Altra employees in the first quarter 2023.
(d)	Primarily reflects the loss related to the sale of the industrial motors and generators businesses.

DEBT TO EBITDA
Unaudited
(Dollars in Millions)
Last Twelve Months
Dec 31, 2024
Net Income	$198.4
Plus: Income Taxes	49.6
Plus: Interest Expense	399.7
Less: Interest Income	(18.8)
Plus: Depreciation	164.4
Plus: Amortization	346.5
EBITDA	$1,139.8
Plus: Restructuring and Related Costs (a)	91.6
Plus: Share-Based Compensation Expense	34.8
Plus: Transaction and Integration Related Costs (b)	33.7
Plus: Loss on Sale of Businesses (c)	8.5
Plus: Impairments and Exit Related Costs	4.0
Plus: Operating Lease Asset Step Up	0.9
Less: Gain on Sale of Assets	(3.1)
Adjusted EBITDA (d)	$1,310.2

Current Maturities of Long-Term Debt	$5.0
Long-Term Debt	5,452.7
Total Gross Debt	$5,457.7
Cash and Cash Equivalents	(393.5)
Net Debt	$5,064.2

Gross Debt/Adjusted EBITDA	4.17

Net Debt/Adjusted EBITDA (d)	3.87

Interest Coverage Ratio (d)	3.44

(a)	Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges.
(b)	Primarily relates to (1) legal, professional service, and integration costs associated with the Altra Transaction and (2) legal, professional service, rebranding and IT carve-out costs associated with the sale of the industrial motors and generators businesses.
(c)	Reflects the loss recorded related to the sale of the industrial motors and generators businesses over the last twelve months.
(d)	Synergies expected to be realized in the future are included in the calculation of EBITDA that serves as the basis for financial covenant compliance for certain of the Company's debt. The impact of the synergies the Company expects to realize within 18 months is as follows:

	Adjusted EBITDA	$1,310.2
	Synergies to be Realized Within 18 months	85.0
	Adjusted EBITDA (including synergies)	$1,395.2

	Net Debt/Adjusted EBITDA (including synergies)	3.63

	Interest Expense	$399.7
	Interest Income	(18.8)
	Net Interest Expense	$380.9

	Interest Coverage Ratio(1)	3.44
	Interest Coverage Ratio (including synergies)(2)	3.66

	(1) Computed as Adjusted EBITDA/Net Interest Expense
	(2) Computed as Adjusted EBITDA (including synergies)/Net Interest Expense

ADJUSTED FREE CASH FLOW
Unaudited
(Dollars in Millions)
	Three Months Ended		Year Ended
	Dec 31, 2024	Dec 31, 2023	Dec 31, 2024	Dec 31, 2023
Net Cash Provided by Operating Activities	$213.2	$201.3	$609.4	$715.3
Payments for Certain Acquisition Costs (Net of Tax of $11.4 Million in 2023) (a)	—	—	—	86.9
Payments for Certain Costs to Sell Businesses (Net of Tax of $1.7 Million in 2024) (b)	1.4	—	11.9	—
Adjusted Cash Flows from Operations	214.6	201.3	621.3	802.2
Additions to Property Plant and Equipment	(29.3)	(30.4)	(109.5)	(119.1)
Adjusted Free Cash Flow	$185.3	$170.9	$511.8	$683.1

(a)	Reflects the payment of Regal Rexnord's and Altra's advisor success fees.
(b)	Primarily reflects the payment of Regal Rexnord's advisor success fees and income taxes paid related to the sale of the industrial motors and generators businesses.

ADJUSTED EFFECTIVE TAX RATE
Unaudited
(Dollars in Millions)
	Three Months Ended		Year Ended
	Dec 31, 2024	Dec 31, 2023	Dec 31, 2024	Dec 31, 2023
Income (Loss) before Taxes	$38.4	$74.4	$248.0	$(1.6)
(Benefit) Provision for Income Taxes	(3.6)	17.8	49.6	52.7
Effective Tax Rate	(9.4)%	23.9%	20.0%	(3293.8)%

Income (Loss) before Taxes	$38.4	$74.4	$248.0	$(1.6)
Intangible Amortization	86.5	85.1	346.5	307.8
Restructuring and Related Costs (a)	37.8	44.4	91.6	84.4
Transaction and Integration Related Costs (b)	12.5	7.3	33.7	136.0
Share-Based Compensation Expense (c)	7.9	9.1	34.8	58.2
Loss (Gain) on Sale of Businesses (d)	4.2	(25.0)	8.5	87.7
Impairments and Exit Related Costs	2.5	3.5	4.0	9.6
Inventory and Operating Lease Asset Step Up	—	1.6	0.9	54.5
Goodwill Impairment	—	—	—	57.3
Gain on Sale of Assets	(2.3)	—	(3.1)	(0.6)
Adjusted Income before Taxes*	$187.5	$200.4	$764.9	$793.3

(Benefit) Provision for Income Taxes	$(3.6)	$17.8	$49.6	$52.7
Tax Effect of Intangible Amortization	21.5	21.3	84.7	75.4
Tax Effect of Restructuring and Related Costs	8.7	11.3	21.9	21.0
Tax Effect of Transaction and Integration Related Costs	3.1	4.0	8.1	25.8
Tax Effect of Share-Based Compensation Expense	0.2	4.2	4.8	10.5
Tax Effect of Impairments and Exit Related Costs	0.6	0.8	1.0	2.3
Tax Effect of Inventory and Operating Lease Asset Step Up	—	0.4	0.2	13.1
Tax Effect of Gain on Sale of Assets	(0.6)	—	(0.8)	—
Discrete Tax Items (e)	1.0	(11.9)	(15.3)	(20.1)
Adjusted Provision for Income Taxes*	$30.9	$47.9	$154.2	$180.7

Adjusted Effective Tax Rate*	16.5%	23.9%	20.2%	22.8%

(a)	Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges.
(b)	For 2024, primarily relates to (1) legal, professional service, rebranding and IT carve-out costs associated with the sale of the industrial motors and generators businesses and (2) legal, professional service and integration costs associated with the Altra Transaction. For 2023, primarily relates to (1) legal, professional service, severance, certain other employee compensation and financing costs and incremental net interest expense on new debt associated with the Altra Transaction and (2) legal and professional service costs associated with the sale of the industrial motors and generators businesses.
(c)	Includes the impact related to the accelerated vesting of awards for certain former Altra employees in the first quarter 2023.
(d)	Primarily reflects the loss related to the sale of the industrial motors and generators businesses.
(e)	Primarily relates to capital gains taxes and deferred income tax remeasurement related to the industrial motors and generators sale for the year ended December 31, 2024.

ORGANIC SALES GROWTH
Unaudited
(Dollars in Millions)
	Three Months Ended
	Industrial Powertrain Solutions	Power and Efficiency Solutions	Automation & Motion Control	Industrial Systems	Total Regal Rexnord
Net Sales Three Months Ended Dec 31, 2024	$635.0	$416.3	$409.8	$—	$1,461.1
Impact from Foreign Currency Exchange Rates	2.1	0.3	1.3	—	3.7
Organic Sales Three Months Ended Dec 31, 2024	$637.1	$416.6	$411.1	$—	$1,464.8

Net Sales Three Months Ended Dec 31, 2023	$649.7	$418.0	$420.7	$119.8	$1,608.2
Net Sales from Businesses Divested	—	(2.1)	—	(119.8)	(121.9)
Adjusted Net Sales* Three Months Ended Dec 31, 2023	$649.7	$415.9	$420.7	$—	$1,486.3

Three Months Ended Dec 31, 2024 Net Sales Growth %	(2.3)%	0.1%	(2.6)%	—%	(1.7)%
Three Months Ended Dec 31, 2024 Organic Sales Growth %	(1.9)%	0.2%	(2.3)%	—%	(1.4)%

	Year Ended
	Industrial Powertrain Solutions	Power and Efficiency Solutions	Automation & Motion Control	Industrial Systems	Total Regal Rexnord
Net Sales Year Ended Dec 31, 2024	$2,598.1	$1,644.1	$1,633.8	$157.8	$6,033.8
Net Sales from Businesses Acquired	(243.2)	—	(199.3)	—	(442.5)
Impact from Foreign Currency Exchange Rates	7.6	4.6	5.1	1.4	18.7
Organic Sales Year Ended Dec 31, 2024	$2,362.5	$1,648.7	$1,439.6	$159.2	$5,610.0

Net Sales Year Ended Dec 31, 2023	$2,403.5	$1,808.9	$1,516.8	$521.5	$6,250.7
Net Sales from Businesses Divested	—	(2.1)	—	(342.7)	(344.8)
Adjusted Net Sales Year Ended Dec 31, 2023	$2,403.5	$1,806.8	$1,516.8	$178.8	$5,905.9

Year Ended Dec 31, 2024 Net Sales Growth %	8.1%	(9.0)%	7.7%	(11.7)%	2.2%
Year Ended Dec 31, 2024 Organic Sales Growth %	(1.7)%	(8.8)%	(5.1)%	(11.0)%	(5.0)%

ADJUSTED GROSS MARGIN
Unaudited
(Dollars in Millions)
	Three Months Ended
	December 31, 2024
	Industrial Powertrain Solutions	Power and Efficiency Solutions	Automation & Motion Control	Industrial Systems	Total Regal Rexnord
Net Sales	$635.0	$416.3	$409.8	$—	$1,461.1

Gross Margin	$248.2	$106.4	$156.0	$—	$510.6
Restructuring and Related Costs (a)	14.3	15.2	1.6	—	31.1
Adjusted Gross Margin	$262.5	$121.6	$157.6	$—	$541.7

Gross Margin %	39.1%	25.6%	38.1%	—%	34.9%
Adjusted Gross Margin %	41.3%	29.2%	38.5%	—%	37.1%

(a)	Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges.

ADJUSTED GROSS MARGIN
Unaudited
(Dollars in Millions)
	Three Months Ended
	December 31, 2023
	Industrial Powertrain Solutions	Power and Efficiency Solutions	Automation & Motion Control	Industrial Systems	Total Regal Rexnord
Net Sales	$649.7	$418.0	$420.7	$119.8	$1,608.2

Gross Margin	$226.5	$135.4	$169.6	$31.7	$563.2
Restructuring and Related Costs (a)	6.5	2.5	1.1	—	10.1
Inventory and Operating Lease Asset Step Up	1.8	—	(0.2)	—	1.6
Adjusted Gross Margin	$234.8	$137.9	$170.5	$31.7	$574.9

Gross Margin %	34.9%	32.4%	40.3%	26.5%	35.0%
Adjusted Gross Margin % (b)	36.1%	33.0%	40.5%	26.5%	35.7%

(a)	Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges.
(b)	The following table reflects Adjusted Gross Margin of the Company for the three months ended December 31, 2023 Excluding Industrial:
		Dec 31, 2023
	Total Regal Rexnord Adjusted Gross Margin	574.9
	Less: Industrial Systems Adjusted Gross Margin	31.7
	Adjusted Gross Margin excluding Industrial Systems	543.2

	Total Regal Rexnord Net Sales	1,608.2
	Less: Industrial Systems Net Sales	119.8
	Net Sales excluding Industrial Systems	1,488.4

	Adjusted Gross Margin % excluding Industrial Systems	36.5%

ADJUSTED GROSS MARGIN
Unaudited
(Dollars in Millions)
	Year Ended
	December 31, 2024
	Industrial Powertrain Solutions	Power and Efficiency Solutions	Automation & Motion Control	Industrial Systems	Total Regal Rexnord
Net Sales	$2,598.1	$1,644.1	$1,633.8	$157.8	$6,033.8

Gross Margin	$1,051.5	$458.7	$641.6	$39.2	$2,191.0
Restructuring and Related Costs (a)	26.1	32.1	7.3	1.1	66.6
Operating Lease Asset Step Up	0.9	—	—	—	0.9
Adjusted Gross Margin	$1,078.5	$490.8	$648.9	$40.3	$2,258.5

Gross Margin %	40.5%	27.9%	39.3%	24.8%	36.3%
Adjusted Gross Margin % (b)	41.5%	29.9%	39.7%	25.5%	37.4%

(a)	Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges.
(b)	The following table reflects Adjusted Gross Margin of the Company for the year ended December 31, 2024 Excluding Industrial:
		Dec 31, 2024
	Total Regal Rexnord Adjusted Gross Margin	2,258.5
	Less: Industrial Systems Adjusted Gross Margin	40.3
	Adjusted Gross Margin excluding Industrial Systems	2,218.2

	Total Regal Rexnord Net Sales	6,033.8
	Less: Industrial Systems Net Sales	157.8
	Net Sales excluding Industrial Systems	5,876.0

	Adjusted Gross Margin % excluding Industrial Systems	37.8%

ADJUSTED GROSS MARGIN
Unaudited
(Dollars in Millions)
	Year Ended
	December 31, 2023
	Industrial Powertrain Solutions	Power and Efficiency Solutions	Automation & Motion Control	Industrial Systems	Total Regal Rexnord
Net Sales	$2,403.5	$1,808.9	$1,516.8	$521.5	$6,250.7

Gross Margin	$844.1	$524.9	$582.4	$115.9	$2,067.3
Restructuring and Related Costs (a)	11.2	21.8	3.7	—	36.7
Operating Lease Asset Step Up	40.5	—	14.0	—	54.5
Adjusted Gross Margin	$895.8	$546.7	$600.1	$115.9	$2,158.5

Gross Margin %	35.1%	29.0%	38.4%	22.2%	33.1%
Adjusted Gross Margin % (b)	37.3%	30.2%	39.6%	22.2%	34.5%

(a)	Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges.
(b)	The following table reflects Adjusted Gross Margin of the Company for the year ended December 31, 2023 Excluding Industrial:
		Dec 31, 2023
	Total Regal Rexnord Adjusted Gross Margin	2,158.5
	Less: Industrial Systems Adjusted Gross Margin	115.9
	Adjusted Gross Margin excluding Industrial Systems	2,042.6

	Total Regal Rexnord Net Sales	6,250.7
	Less: Industrial Systems Net Sales	521.5
	Net Sales excluding Industrial Systems	5,729.2

	Adjusted Gross Margin % excluding Industrial Systems	35.7%